UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 12, 2025

RETAIL OPPORTUNITY INVESTMENTS CORP.
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrants as specified in their Chart
e
rs)

Maryland (Retail Opportunity Investments Corp.)	001-33749	26-0500600
Delaware (Retail Opportunity Investments Partnership, LP)	333-189057-01	94-2969738
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(858)
677-0900
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form
8-K
is being filed in connection with the completion on February 12, 2025 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 6, 2024 (the “Merger Agreement”), by and among Retail Opportunity Investments Corp., a Maryland corporation (the “Company”), Retail Opportunity Investments Partnership, LP (the “Partnership”), a Delaware limited partnership, Montana Purchaser LLC, a Delaware limited liability company (“Buyer 1”), Mountain Purchaser LLC, a Delaware limited liability company (“Buyer 2”), Big Sky Purchaser LLC, a Delaware limited liability company (“Buyer 3” and, together with Buyer 1 and Buyer 2, collectively, the “Parent Entities”), Montana Merger Sub Inc., a Maryland corporation and a wholly-owned subsidiary of the Parent Entities (“Merger Sub I”), and Montana Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of Merger Sub I. The Parent Entities, Merger Sub I and Merger Sub II are affiliates of Blackstone Real Estate Partners X L.P., which is an affiliate of Blackstone Inc. (“Blackstone”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (the “Closing”), Merger Sub II merged with and into the Partnership (the “Partnership Merger”), with the Partnership surviving (the “Surviving Partnership”) and the separate existence of Merger Sub II ceased, and, immediately following the Partnership Merger, Merger Sub I merged with and into the Company (the “Company Merger” and, together with the Partnership Merger, the “Mergers”), with the Company surviving (the “Surviving Corporation”) and the separate existence of Merger Sub I ceased. As a result of the Mergers, the Company became a subsidiary of the Parent Entities and the Partnership remained as a subsidiary of the Company.

Item 1.02.	Termination of a Material Definitive Agreement
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form
8-K
is incorporated herein by reference.
Revolving Credit Facility and Mortgage Payoff
On February 12, 2025, in connection with the Mergers, the Partnership (i) caused the termination and repayment in full of all indebtedness, liabilities and other obligations under the Second Amended and Restated Credit Agreement, dated as of September 8, 2017, by and among the Partnership, the Company, KeyBank National Association and other parties thereto and (ii) caused the repayment in full of the indebtedness, liabilities and other obligations under a certain real estate mortgage of a subsidiary of the Company.
2026 Notes and 2027 Notes
On January 31, 2025, in connection with the Mergers and in accordance with (i) the Amended and Restated Note Purchase Agreement, dated September 22, 2016, by and among the Partnership, as issuer, and the Company, as guarantor, as amended by the First Amendment dated as of September 8, 2017, the Second Amendment dated as of December 15, 2017 and the Third Amendment dated as of July 29, 2020 and (ii) the Note Purchase Agreement, dated as of November 10, 2017, by and among the Partnership, as issuer, and the Company, as guarantor, as amended by the First Amendment dated as of July 29, 2020, the Partnership delivered notices of full redemption to holders of the Partnership’s 3.95% Senior Notes due 2026 (“2026 Notes”) and 4.19% Senior Notes due 2027 (“2027 Notes”), providing for the prepayment and redemption in full on February 12, 2025 of all $450,000,000 in aggregate principal amount of the outstanding 2026 Notes and 2027 Notes, conditioned upon the consummation of the Mergers. On February 12, 2025, the Partnership caused an aggregate of $454,730,763.89 to be paid to the holders of the 2026 Notes and the 2027 Notes, such amounts being sufficient to prepay and redeem in full all $450,000,000 in aggregate principal amount of the outstanding 2026 Notes and 2027 Notes, plus accrued and unpaid interest to, but not including February 12, 2025, and any applicable make-whole amount with respect to the 2026 Notes and the 2027 Notes.
2028 Notes
On February 12, 2025, in connection with the Mergers, at the Partnership’s request, in accordance with the Indenture, dated December 9, 2013 (the “Base Indenture”), by and among the Partnership, as issuer, the Company, as guarantor, and Wells Fargo Bank, National Association, as trustee, and the Third Supplemental Indenture, dated as of September 21, 2023 (together with the Base Indenture, the “Indenture”), by and among the Partnership, as issuer, the Company, as guarantor, and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association as trustee (the “Trustee”), the Trustee delivered notice of redemption to the holders of the Partnership’s 6.750% Senior Notes due 2028 (the “2028 Notes”), stating that the Partnership will redeem in full all $350,000,000 in aggregate principal amount of the outstanding 2028 Notes on the redemption date of February 22, 2025, in accordance with the Indenture.
On February 12, 2025, the Partnership caused to be irrevocably deposited with the Trustee sufficient funds to fund the redemption of the outstanding 2028 Notes on the redemption date. After the deposit of such funds, the Indenture was satisfied and discharged in accordance with its terms. As a result of the satisfaction and discharge of the Indenture, each of the Partnership and the Company has been released from its obligations under the Indenture, except those provisions of the Indenture that, by their terms, survive the satisfaction and discharge of the Indenture.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
The information provided in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference.
Pursuant to the terms and conditions of the Merger Agreement, among other things:

•
Company Common Stock:
At the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, par value $0.0001 per share of the Company (“Company Common Stock”), issued and outstanding immediately prior to the Company Merger Effective Time (other than Restricted Stock Awards (as defined below) and any shares of Company Common Stock held by the Company, the Partnership or their subsidiaries, or by the Parent Entities, Merger Sub I or Merger Sub II or any of their respective wholly owned subsidiaries) was cancelled and automatically converted into the right to receive an amount in cash equal to $17.50 per share, without interest and less any applicable withholding taxes (the “Common Stock Merger Consideration”).

•
Restricted Stock Awards
: Immediately prior to the Company Merger Effective Time, each award of restricted shares of Company Common Stock (a “Restricted Stock Award”) outstanding immediately prior to the Company Merger Effective Time was cancelled and automatically converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to the Restricted Stock Award immediately prior to the Company Merger Effective Time, multiplied by (ii) the Common Stock Merger Consideration (with any time vesting conditions deemed fully satisfied and performance goals applicable to such Restricted Stock Award deemed satisfied at maximum performance).

•
OP Partnership Units
: At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each OP partnership unit (each, an “OP Partnership Unit”), including each Vested LTIP Unit (as defined below) which was converted into an OP Partnership Unit prior to the Partnership Merger Effective Time (as discussed below), issued and outstanding immediately prior to the Partnership Merger Effective Time (other than the OP Partnership Units held by the Company or any wholly owned subsidiary of the Company or by the Parent Entities, Merger Sub I, Merger Sub II or any of their respective wholly owned subsidiaries) was cancelled and automatically converted into the right to receive an amount in cash equal to the Common Stock Merger Consideration, without interest and less any applicable withholding taxes (the “Partnership Unit Merger Consideration”), unless, in lieu of receiving the Partnership Unit Merger Consideration, a qualifying holder of an OP Partnership Units elected to retain such OP Partnership Unit as an OP Partnership Unit in the Surviving Partnership.

•
LTIP Units
: Immediately prior to the Partnership Merger Effective Time, in accordance with a forced redemption authorized by the Company and exercised by the general partner of the Partnership pursuant to the Merger Agreement, each LTIP unit of the Partnership that vested in accordance with the terms of the relevant award agreement prior to the Partnership Merger Effective Time (each, a “Vested LTIP Unit”) was converted into a number of OP Partnership Units, in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, and the applicable vesting agreement.

The foregoing description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on
Form 8-K
filed on November 7, 2024, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form
8-K
is incorporated herein by reference.
On February 12, 2025, in connection with the completion of the Company Merger, the Company notified the Nasdaq Global Select Market (“NASDAQ”) of the consummation of the Company Merger and requested that NASDAQ suspend trading of the shares of Company Common Stock and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of shares of the Company Common Stock from NASDAQ and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a Form 15 with the SEC requesting the termination of the registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Following the completion of the Partnership Merger, the Partnership intends to also file with the SEC a Form 15 with the SEC requesting the suspension of reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders
The information provided in the under Item 2.01 of this Current Report on Form
8-K
is incorporated by reference into this Item 3.03.
Upon the Company Merger Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time ceased to have any rights as a stockholder of the Company (other than the right of the holders of Company Common Stock to receive the Common Stock Merger Consideration).
Upon the Partnership Merger Effective Time, each holder of OP Partnership Units issued and outstanding immediately prior to the Partnership Merger Effective Time, including each Vested LTIP Unit which was converted into an OP Partnership Unit prior to the Partnership Merger Effective Time, ceased to have any rights as a holder of OP Partnership Units (other than the right of the holders of OP Partnership Units to receive the Partnership Unit Merger Consideration or, in lieu of receiving the Partnership Unit Merger Consideration, OP Partnership Units in the Surviving Partnership).

Item 5.01.	Changes in Control of Registrant
The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on
Form 8-K
is incorporated herein by reference.
As a result of the completion of the Mergers, a change in control of each of the Company and the Partnership occurred, and the Company, as the surviving entity of the Company Merger, became a subsidiary of the Parent Entities, each of which is an affiliate of Blackstone. The Partnership, as the surviving entity of the Partnership Merger, remains a subsidiary of the Surviving Corporation.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form
8-K
is incorporated herein by reference.
On February 12, 2025, effective as of the Company Merger Effective Time, each of the members of the Company’s Board of Directors tendered their resignation as a member of the board of directors and any committee or subcommittee thereof. These departures were not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.
In addition, effective as of the Company Merger Effective Time, Stuart A. Tanz (Chief Executive Officer), Michael B. Haines (Chief Financial Officer) and Richard K. Schoebel (Chief Operating Officer) ceased to be officers of the Company and their employment with the Company terminated. The employment of Mr. Tanz, Mr. Haines and Mr. Schoebel was terminated by the Company without “cause” (as defined in their respective employment agreements) and, as a result, Mr. Tanz, Mr. Haines and Mr. Schoebel became entitled to the payments and benefits contemplated by their previously disclosed employment agreements.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information provided in the Introductory Note and Items 2.01 and 3.03 of this Current Report on Form
8-K
is incorporated herein by reference.
On February 12, 2025 and effective as of the Company Merger Effective Time, as contemplated by the Merger Agreement, the charter of the Company was amended and restated to be in the form agreed to by the parties to the Merger Agreement and set forth as Exhibit C to the Merger Agreement.

Item 8.01.	Other Events
On February 12, 2025, the Company issued a press release announcing the completion of the Mergers. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of November 6, 2024 by and among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP, Montana Purchaser LLC, Mountain Purchaser LLC, Big Sky Purchaser LLC, Montana Merger Sub Inc. and Montana Merger Sub II LLC (incorporated by reference from Exhibit 2.1 to Retail Opportunity Investment Corp.’s Current Report on Form 8-K filed on November 7, 2024)*

99.1	Press Release dated February 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Pursuant to Item 601(a)(5) of Regulation
S-K,
certain schedules and exhibits have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

/s/ Jacob Werner
Name: Jacob Werner
Title: Senior Managing Director and Chief Executive Officer
February 12, 2025

Retail Opportunity Investments Partnership, LP

By: Retail Opportunity Investments GP, LLC, its General Partner

/s/ Jacob Werner
Name: Jacob Werner
Title: Senior Managing Director and Vice President